UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  April 5, 2006
                -------------------------------------------------
                Date of Report (Date of earliest event reported):


                            NEW FRONTIER ENERGY, INC.
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)


        Colorado                        0-50472                 84-1530098
        --------                        -------                 ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                        P.O. Box 298 Littleton, CO 80160
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 730-9994
             ------------------------------------------------------
               Registrant's telephone number, including area code:

                                 Not Applicable.
                                 ---------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01   Regulation FD Disclosure.
            -------------------------

     On April 4, 2006, at 8 a.m. Mountain Daylight Savings Time, and at other times thereafter, Paul G. Laird, President and Chief Executive Officer of New Frontier Energy, Inc.., intends to present or distribute the materials attached as Exhibit 99.3 to investors. The Company undertakes no obligation to update, supplement or amend the materials attached as Exhibit 99.3.

     In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This report does not constitute a determination of whether any information included in this report is material.



Item 8.01  Other Events
           ------------

     On April 4, 2006, New Frontier Energy, Inc. (the "Corporation") issued a press release announcing that Paul G. Laid will be a presenter at the Independent Petroleum Association (IPAA) Oil & Gas Investment Symposium (OGIS) to be held at the Sheraton New York Hotel & Towers, New York on Monday April 10, 2006.



Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

     The following is a complete list of Exhibits filed as part of this report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of
Item 601 of Regulation S-B.

           Exhibit No.      Description
           -----------      ----------------------------------
               99.2         Press Release issued April 4, 2006
               99.3         Corporate Profile dated March 31, 2006





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  April 5, 2006                   NEW FRONTIER ENERGY, INC.

                                  By:  /s/ Les Bates
                                       -----------------------------------------
                                       Treasurer, Chief Accounting and
                                       Financial Officer, Secretary and Director









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